UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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Steelcase Inc.
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on July 12, 2017.

Meeting Information
STEELCASE INC.	Meeting Type: Annual
For holders as of: May 15, 2017
Date: July 12, 2017 Time: 11:00 a.m., EDT
	Location:	Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/scs2017.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/scs2017 and be sure to have the information that is printed on the box marked by the arrow àx (located on the following page).

You are receiving this communication because you hold shares in the company named above.

INVESTOR RELATIONS 901 44TH STREET SE GRAND RAPIDS, MI 49508
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
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NOTICE AND PROXY STATEMENT	ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow àx (located on the following page) and visit: www.proxyvote.com.
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— How To Vote —
Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow àx  (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/scs2017. Have the information that is printed in the box marked by the arrow àx  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Steelcase Inc. Board of Directors recommends a vote FOR each of the nominees for director in Proposal 1.

1.	Election of twelve nominees to the Board of Directors

Nominees:

	1a.	Lawrence J. Blanford	The Steelcase Inc. Board of Directors recommends a vote FOR Proposals 2, 4 and 5 and for 1 YEAR on Proposal 3.
	1b.	Timothy C.E. Brown	2.	Advisory vote to approve named executive officer compensation.
	1c.	Connie K. Duckworth	3.	Advisory vote on the frequency of an advisory vote on executive compensation.
	1d.	David W. Joos	4.	Approval of the Steelcase Inc. Management Incentive Plan
	1e.	James P. Keane	5.	Ratification of independent registered public accounting firm
	1f.	Todd P. Kelsey
	1g.	Jennifer C. Niemann
	1h.	Robert C. Pew III
	1i.	Cathy D. Ross
	1j.	Peter M. Wege II
	1k.	P. Craig Welch, Jr.
	1l.	Kate Pew Wolters